SUPPLEMENT TO THE PREMIER CLASS PROSPECTUS
OF
ALLSPRING RETAIL MONEY MARKET FUNDS
For the Allspring Money Market Fund
Allspring National Tax-Free Money Market Fund
(each a “Fund” and together the “Funds”)

At a meeting held November 15-16, 2022, the Board of Trustees of Allspring Funds Trust approved changes to Premier Class eligibility for the Funds, effective with purchases made on or after December 16, 2022. In connection with this change, the following amendments are made to the Prospectus, effective December 16, 2022:

In the section “Account Information - Share Class Eligibility” the following bullets are added to the list of investors that are able to purchase Premier Class shares without being subject to an investment minimum:

■	Current and retired employees, directors/trustees and officers of:
• Allspring Funds (including any predecessor funds);
• Allspring Global Investments Holdings, LLC and its affiliates; and
• family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing.

■	Current employees of: • a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

November 17, 2022	MMP112/P1218SP